UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 26, 2024

LEIDOS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware			001-33072	20-3562868
(State or other jurisdiction of incorporation or organization)			(Commission File Number)	(I.R.S. Employer Identification No.)

1750 Presidents Street,	Reston,	Virginia		20190
(Address of principal executive office)				(Zip Code)

 (571) 526-6000
(Registrants' telephone number, including area code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $.0001 per share	LDOS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
The Annual Meeting of Stockholders of Leidos Holdings, Inc. (the "Company") was held on April 26, 2024. The final results of the stockholders’ vote on each of the matters presented for a vote are set forth below.

1.    The nominees for election to the Company's Board of Directors set forth in Item 1 to the Company’s Proxy Statement filed with the U.S. Securities and Exchange Commission on March 12, 2024 ("Proxy Statement"), were elected, each for a one-year term, based upon the following votes:

Nominee	For	Against	Abstentions	Broker Non-Votes
Thomas A. Bell	104,747,673	788,806	260,764	8,166,497
Gregory R. Dahlberg	101,169,552	4,244,103	383,588	8,166,497
David G. Fubini	100,465,435	5,011,834	319,974	8,166,497
Noel B. Geer	101,765,258	3,737,294	294,691	8,166,497
Robert C. Kovarik, Jr.	104,418,320	1,073,255	305,668	8,166,497
Harry M. J. Kraemer, Jr.	100,286,996	5,208,573	301,674	8,166,497
Gary S. May	104,844,119	668,164	284,960	8,166,497
Surya N. Mohapatra	104,703,365	771,866	322,012	8,166,497
Nancy A. Norton	105,208,523	334,188	254,532	8,166,497
Patrick M. Shanahan	99,403,373	6,081,176	312,695	8,166,497
Robert S. Shapard	97,783,790	7,710,762	302,691	8,166,497
Susan M. Stalnecker	104,886,504	653,233	257,506	8,166,497

2.    The proposal to approve, on a non-binding, advisory basis, the compensation of the Company's named executive officers as disclosed in the Company's Proxy Statement was approved based upon the following votes:

Votes for approval	100,842,733
Votes against	4,365,354
Abstentions	589,156
Broker non-votes	8,166,497

3.    The proposal to ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending January 3, 2025, was approved based upon the following votes:

Votes for approval	108,913,803
Votes against	4,738,768
Abstentions	311,169
Broker non-votes	N/A

4.    The stockholder proposal regarding a special shareholder meeting improvement was not approved based upon the following votes:

Votes for approval	26,398,569
Votes against	78,599,578
Abstentions	799,096
Broker non-votes	8,166,497

The Board of Directors intends to recommend and seek stockholder approval at the Company’s 2025 Annual Meeting of Stockholders of amendments to the provisions in the Company’s Certificate of Incorporation that address special meetings of stockholders. If adopted by stockholders, the amendments will conform the Certificate of Incorporation to the provisions on special meetings included in the Bylaws of the Company adopted by the Board of Directors on February 8, 2024 (the “Bylaws”). Until these amendments to the Certificate of Incorporation are effected, special meetings may be called pursuant to the Certificate of Incorporation, or may also be called pursuant to Section 2.02(a) of the Bylaws.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit 104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL and contained in Exhibit 101.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEIDOS HOLDINGS, INC.

Date:	April 29, 2024	By:	/s/ Brian Z. Liss
Brian Z. Liss
		Its:	SVP, Deputy General Counsel and Corporate Secretary